UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2020 (May 20, 2020)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2020 annual meeting of the stockholders (the “Annual Meeting”) of NN, Inc. (the “Company”) was held on May 20, 2020. As of March 24, 2020, the record date for the Annual Meeting, a total of 42,767,168 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered the following proposals:

(1)	To elect three Class I directors and three Class III directors to serve for a term of one year;

(2)

To approve the issuance of the Company’s common stock in accordance with the Nasdaq Marketplace Rules 5635(b) and 5635(d) upon (i) conversion or redemption of the Company’s Series B Convertible Preferred Stock, and (ii) exercise of warrants, in each case, issued pursuant to that certain Securities Purchase Agreement, dated December 5, 2019, by and among the Company and the investors named therein;

(3)	To cast an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers; and

(4)

To cast an advisory (non-binding) vote to ratify the selection of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2020.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Three Class I directors and three Class III directors were elected to serve for a term of one year. The results of the election were as follows:

Name	For	Withheld	Broker Non-Votes
Raynard D. Benvenuti	33,628,884	3,560,634	3,450,898
Christina E. Carroll	33,694,257	3,495,261	3,450,898
David K. Floyd	32,378,371	4,811,147	3,450,898
Jeri J. Harman	33,160,246	4,029,272	3,450,898
Steven T. Warshaw	21,065,101	16,124,417	3,450,898
Thomas H. Wilson, Jr.	33,776,080	3,413,438	3,450,898

Proposal 2

The issuance of Company’s common stock in accordance with the Nasdaq Marketplace Rules 5635(b) and 5635(d) upon (i) conversion or redemption of the Company’s Series B Convertible Preferred Stock, and (ii) exercise of warrants, in each case, issued pursuant to that certain Securities Purchase Agreement, dated December 5, 2019, by and among the Company and the investors named therein was approved. The aggregate votes cast for or against, as well as abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
36,444,543	680,777	64,198	3,450,898

Proposal 3

The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
35,427,487	1,272,409	489,622	3,450,898

Proposal 4

The Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2020 was ratified. The results of the vote were as follows:

For	Against	Abstentions
40,248,482	379,929	12,005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel